Exhibit 10.3

AMENDMENT NO. 3

TO

CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (the “Amendment”) is made as of December 8, 2006 by and among Central Garden & Pet Company, a Delaware corporation (the “Company”), the institutions listed on the signature pages hereto and JPMorgan Chase Bank, National Association, as the administrative agent for the “Lenders” referred to below (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the “Credit Agreement” referred to below.

W I T N E S S E T H:

WHEREAS, the signatories hereto are parties to that certain Credit Agreement, dated as of February 28, 2006, among the Company, the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto (the “Lenders”) and the Administrative Agent (as amended by Amendment No. 1 thereto dated as of May 16, 2006 and further amended by Amendment No. 2 thereto dated as of August 24, 2006, and as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent have agreed to the following amendment to the Credit Agreement.

1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The signatories agree that the purchase price paid or payable by the Company or its Subsidiaries in connection with the Farnam Acquisition shall not be deemed to exceed $300,000,000 as a result of any related assumption of liabilities otherwise causing such excess.

(b) A new Section 9.14 is hereby added to the Credit Agreement immediately following Section 9.13 as follows:

SECTION 9.14 Confirmation of Co-Obligors. Each of the Subsidiary Guarantors hereby enters into this Agreement in order to ratify and affirm its obligations under the Subsidiary Guaranty that such Subsidiary Guarantor is a co-obligor, jointly and severally with the Borrowers and the other Subsidiary Guarantors, with respect to the full and punctual payment and performance when due (whether at stated maturity, upon acceleration or otherwise) of the Secured obligations, including, without limitation, (i) the principal of and interest on each Loan made to any Borrower pursuant to this Agreement, (ii) obligations owing under or in connection with Letters of Credit, (iii) all other amounts payable by any Borrower under this Agreement and the other Loan Documents, including, without limitation, all obligations under any Swap Agreement, and (iv) the punctual and faithful performance, keeping, observance, and fulfillment by any Borrower of all of the agreements, conditions, covenants, and obligations of such Borrower contained in the Loan Documents. Upon the failure by any Borrower or any other guarantor, as applicable, to pay punctually any such amount or perform such obligation, subject to any applicable grace or notice and cure period, each of the Subsidiary Guarantors agrees that it shall forthwith on demand pay such amount or perform such obligation at the place and in the manner specified in this Credit Agreement, any Swap Agreement or the relevant other Loan Document, as the case may be. Each of the Subsidiary Guarantors hereby agrees that its obligations as a co-obligor is absolute and irrevocable.

2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof if, and only if, the Administrative Agent shall have received: (a) executed copies of this Amendment from the Company, each of the Subsidiary Guarantors as of the date hereof and the Required Lenders and (b) executed copies of the Reaffirmation attached hereto in the form of Exhibit A from the existing Subsidiary Guarantors.

3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) The Company has the power and authority and legal right to execute and deliver this Amendment and the Credit Agreement (as modified hereby) and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Amendment and the performance of its obligations hereunder and under the Credit Agreement (as modified hereby) have been duly authorized by proper proceedings, and this Amendment and the Credit Agreement (as modified hereby) constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Neither the execution and delivery by the Company of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or of the Credit Agreement (as modified hereby) (i) will require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries or any order of any Governmental Authority, (iii) will violate or result in a default under any indenture, agreement or other instrument binding upon the Company or any of its Subsidiaries or its assets (including, without limitation, the Senior Subordinated Note Indenture and the Senior Subordinated Notes), or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries or (iv) will result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

(c) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement (as modified hereby) and the other Loan Documents are true and correct in all material respects (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

4. Reference to and Effect on the Credit Agreement and Loan Documents.

(a) Upon the effectiveness of this Amendment, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) The Company (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Company arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any modification of any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by means of facsimile or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CENTRAL GARDEN & PET COMPANY, as the Company

By:	/s/ Roger J. Fleischmann, Jr.
Name:	Roger J. Fleischmann, Jr.
Title:	Vice President and Treasurer

FARNAM COMPANIES, INC.
FOUR PAWS PRODUCTS, LTD.
KAYTEE PRODUCTS INCORPORATED
PENNINGTON SEED, INC.
T.F.H. PUBLICATIONS, INC.
WELLMARK INTERNATIONAL
ALL-GLASS AQUARIUM CO., INC.
CEDAR WORKS, LLC
GRANT LABORATORIES, INC.
GRO TEC, INC.
GULFSTREAM HOME & GARDEN, INC.
INTERPRET USA, LLC
MATTHEWS REDWOOD AND NURSERY SUPPLY, INC.
NEW ENGLAND POTTERY, LLC
NORCAL POTTERY PRODUCTS, INC.
OCEANIC SYSTEMS, INC.
PENNINGTON SEED, INC. OF NEBRASKA
PETS INTERNATIONAL, LTD
PHAETON CORPORATION
SEEDS WEST, INC.
THOMPSON’S VETERINARY SUPPLIES, INC.

For each of the foregoing entities

By:	/s/ Stuart W. Booth
Name:	Stuart W. Booth
Its Authorized Signatory

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, the Issuing Bank, the Swingline Lender and a Lender

By:	/s/ Clara Sohan
Name:	Clara Sohan
Title:	Vice President

BANK OF AMERICA, N.A., as Syndication Agent and a Lender

By:	/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Vice President

CIBC WORLD MARKETS CORP., as a Co-Documentation Agent

By:	/s/ Leonardo Fernandez
Name:	Leonardo Fernandez
Title:	Executive Director

CIBC INC., as a Lender

By:	/s/ Leonardo Fernandez
Name:	Leonardo Fernandez
Title:	Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE, as an Issuing Bank with respect to the Existing Letters of Credit

By:	/s/ Leonardo Fernandez
Name:	Leonardo Fernandez
Title:	Authorized Signatory

SUNTRUST BANK, as an Issuing Bank with respect to the Existing Letters of Credit, a Co-Documentation Agent and a Lender

By:	/s/ Hugh E. Brown
Name:	Hugh E. Brown
Title:	Director

UNION BANK OF CALIFORNIA, N.A., As a Co-Documentation Agent and a Lender

By:	/s/ J. William Bloore
Name:	J. William Bloore
Title:	Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Meggie Chichioco
Name:	Meggie Chichioco
Title:	Senior Vice President

HARRIS N.A., as a Lender

By:	/s/ Jennifer A. Wendrow
Name:	Jennifer A. Wendrow
Title:	Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL” NEW YORK BRANCH, as a Lender

By:	/s/ Marina Kremer
Name:	Marina Kremer
Title:	Vice President

By:	/s/ Rebecca O. Morrow
Name:	Rebecca O. Morrow
Title:	Executive Director

BNP PARIBAS, as a Lender

By:	/s/ Katherine Wolfe
Name:	Katherine Wolfe
Title:	Managing Director

By:	/s/ Sandy Bertram
Name:	Sandy Bertram
Title:	Vice President

LASALLE BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Adam F. Lutastanski
Name:	Adam F. Lutastanski
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Dwayne Coker
Name:	Dwayne Coker
Title:	Duly Authorized Signatory

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Supple
Name:	Mark Supple
Title:	Director

ING CAPITAL, LLC, as a Lender

By:	/s/ Marcy Lyons
Name:	Marcy Lyons
Title:	Director

US BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Janet Jordan
Name:	Janet Jordan
Title:	Vice President

COBANK, ACB, as a Lender

By:	/s/ S. Richard Dill
Name:	S. Richard Dill
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION as a Lender

By:	/s/ Robert P. Reynolds
Name:	Robert P. Reynolds
Title:	First Vice President & Senior Relationship Manager

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ F. Frank Herrara
Name:	F. Frank Herrara
Title:	Director

By:	/s/ Richard Laborie
Name:	Richard Laborie
Title:	Director

FARM CREDIT SERVICES OF AMERICA, PCA, as a Lender

By:	/s/ Steve L. Moore
Name:	Steve L. Moore
Title:	Vice-President

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as a Lender

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	AVP/Lending Officer

AGFIRST FARM CREDIT BANK, as a Lender

By:	/s/ Curtis D. Carlson
Name:	Curtis D. Carlson
Title:	Vice President

Humboldt Woods Segregated Portfolio By: Tall Tree Investment Management, LLC as Collateral Manager

as a Lender

By:	/s/ Michael J. Starshak Jr.
Name:	Michael J. Starshak Jr.
Title:	Officer

Founders Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager

as a Lender

By:	/s/ Michael J. Starshak Jr.
Name:	Michael J. Starshak Jr.
Title:	Officer

WELLS CAPITAL MANAGEMENT 16496500 as a Lender

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Senior Analyst

WELLS CAPITAL MANAGEMENT 18866500, as a Lender

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Senior Analyst

De Meer Middle Market CLO 2006-1, Ltd., as a Lender

De Meer Asset Management, a division of LaSalle Financial Services, Inc., as Collateral Manager

By:	/s/ Will S. Bloom
Name:	Will S. Bloom
Title:	Assistant Vice President

NACM CLO I, as a Lender

By:	/s/ Joanna Willars
Name:	Joanna Willars
Title:	Authorized Signatory

LightPoint CLO 2004-1, Ltd. Marquette US/European CLO p.l.c. as a Lender

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Director

General Electric Capital Corporation, as Administrator for, GE CFS Loan Holding 2006-2 LLC,
as a Lender

By:	/s/ Dwayne Coker
Name:	Dwayne Coker
Title:	Duly Authorized Signatory

Stanfield AZURE CLO, Ltd By: Stanfield Capital Partners, LLC as its Collateral Manager

as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Vantage CLO, Ltd By: Stanfield Capital Partners, LLC as its Asset Manager

as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

EXHIBIT A

Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 3, dated as of December 8, 2006 (the “Amendment”), to the Credit Agreement, dated as of February 28, 2006, by and among Central Garden & Pet Company, a Delaware corporation (the “Company”), the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as the administrative agent for the Lenders (the “Administrative Agent”) (as amended by Amendment No. 1 thereto dated as of May 16, 2006, further amended by Amendment No. 2 thereto dated as of August 24, 2006, and further amended by the Amendment, and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified, the “Credit Agreement”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Each of the undersigned, by its signature below, hereby (a) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (b) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Collateral Documents and the other Loan Documents to which it is a party, (c) reaffirms all of its obligations under the Loan Documents to which it is a party, (d) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents, and (e) acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in any Loan Document shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified. The Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

Dated as of December 8, 2006

IN WITNESS WHEREOF, this Reaffirmation has been duly executed as of the date first written above.

FARNAM COMPANIES, INC.
FOUR PAWS PRODUCTS, LTD.
KAYTEE PRODUCTS INCORPORATED
PENNINGTON SEED, INC.
T.F.H. PUBLICATIONS, INC.
WELLMARK INTERNATIONAL
ALL-GLASS AQUARIUM CO., INC.
CEDAR WORKS, LLC
GRANT LABORATORIES, INC.
GRO TEC, INC.
GULFSTREAM HOME & GARDEN, INC.
INTERPRET USA, LLC
MATTHEWS REDWOOD AND NURSERY SUPPLY, INC.
NEW ENGLAND POTTERY, LLC
NORCAL POTTERY PRODUCTS, INC.
OCEANIC SYSTEMS, INC.
PENNINGTON SEED, INC. OF NEBRASKA
PETS INTERNATIONAL, LTD
PHAETON CORPORATION
SEEDS WEST, INC.
THOMPSON’S VETERINARY SUPPLIES, INC.

For each of the foregoing entities

By:	/s/ Stuart W. Booth
Name:	Stuart W. Booth
Its Authorized Signatory